UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2004

TEXAS INDUSTRIES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4887 (Commission File Number)	75-0832210 (IRS Employer Identification No.)

1341 West Mockingbird Lane (Address of principal executive offices)	75247-6913 (Zip Code)

Registrant’s telephone number, including area code (972) 647-6700

NOT APPLICABLE (Former name or former address if changed since last report)

Item. 5	OTHER MATERIALLY IMPORTANT EVENTS/NEWS

(c)	Exhibits

Exhibit 99.1 - Press Release dated May 11, 2004

On May 11, 2004, Texas Industries, Inc. (the “Registrant”) issued a press release updating its fourth quarter earnings. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and pursuant to Item 5 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Date: May 11, 2004	By:	/s/ Robert C. Moore Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	Press Release dated May 11, 2004

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